UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ROPER TECHNOLOGIES, INC.

(Formerly Roper Industries, Inc.)

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903
Roper Technologies, Inc.
Important Notice Regarding the Availability of Proxy Materials Shareholders Meeting to be held on June 14, 2021 For Shareholders as of record on April 19, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/ROP To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/ROP Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 4, 2021.
To order paper materials, use one of the following methods.
INTERNET
www.investorelections.com/ROP
TELEPHONE
(866) 648-8133
* E-MAIL
paper@investorelections.com
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* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
Roper Technologies, Inc. Meeting Type: Annual Meeting of Shareholders Date: Monday, June 14, 2021 Time: 09:30 AM, Eastern Time Place: Roper Technologies, Inc. 6901 Professional Parkway, Suite 200, Sarasota, Florida 34240 SEE REVERSE FOR FULL AGENDA

Roper Technologies, Inc.
Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 4
PROPOSAL
1. Election of Directors
1.01 Shellye L. Archambeau
1.02 Amy Woods Brinkley
1.03 John F. Fort III
1.04 L. Neil Hunn
1.05 Robert D. Johnson
1.06 Laura G. Thatcher
1.07 Richard F. Wallman
1.08 Christopher Wright
2. Advisory vote to approve the compensation of our named executive officers.
3. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021.
4. Approval of the Roper Technologies, Inc. 2021 Incentive Plan.
NOTE: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or postponement thereof.